UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2014

Dino Energy Corporation
(Exact name of registrant as specified in its charter)

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Nevada	333-178199	Not Applicable
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Unit 7, 833 – 1st Ave. NW Calgary, AB T2N 0A4 Canada
(Address of principal executive offices)

(403) 229-2351

(Registrant's telephone number)

Not Applicable

(Former name or former address, if changed since last report)

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Copy of all Communications to:

Richard W. Jones, Esq.

 Jones & Haley, P.C.

115 Perimeter Center Place, Suite 170

Atlanta, Georgia  30346

Phone: 770.804.0500; Fax: 770.804.0509

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into A Material Definitive Agreement

On March 13, 2014 Carling Development, Inc., a Calgary, Alberta, a Canadian corporation owned by Wai Leung Cheng a related party of a stockholder in Dino Energy Corporation (the “Company”), entered into an agreement with ADA Projects International, Inc., a Qatar joint venture pursuant to which Carling   agreed to provide $6,000,000 to carry out  due diligence and feasibility work for a real estate development project in Qatar known as the “Eighth Wonder of the World”. Simultaneously, Mr.Cheng became a shareholder with a 49% ownership interest in Dino Energy Petroleum Services of Qatar. The other 51% of Dino Energy Petroleum Services of Qatar is owned by two other members, one of which is Sheikh Fahad Al-Thani, a member of the royal family of Qatar, who owns 26% of the Company.  Dino Energy Petroleum Services of Qatar was established for the purpose of pursuing oil and gas exploration and development projects in Qatar.

On April 7, 2014, Cheng transferred his 49% ownership interest in Dino Energy Petroleum Services of Qatar to the Company, and in return the Company agreed to assume the obligation to fund the $6,000,000 due diligence and feasibility study for the development of the “Eighth Wonder of the World” project in Qatar.  As a result of this transaction, it is anticipated that Dino Energy Petroleum Services of Qatar, a subsidiary of the Company will receive a Qatar license to pursue oil and gas exploration and development projects in Qatar.

Certain statements contained in this Current Report Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for the Company’s business and operations and involve a number of risks and uncertainties. The Company’s forward-looking statement in this report are made as of the date hereof and the Company disclaims any duties to supplement update or revise statements on a going-forward basis, whether as a result of subsequent developments, changes or expectations or otherwise.  In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain forward-looking information regarding, among other things, the assignment of ownership interests in Dino Energy Petroleum Services of Qatar. Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of the Company to successfully implement Dino Energy Petroleum Services of Qatar’s business plan; uncertainties relating to the ability to realize the expected benefits of oil and gas production; unanticipated or unfavorable regulatory matters; general economic conditions in the region or industry which the Company and Dino Energy Petroleum Services of Qatar operate and other risk factors as discussed in the Company’s other filings made from time to time with the United States Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1- Assignment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gysan Holdings, Inc.
Dated: April 8, 2014.	By:	/s/ Eric David Lawson
Eric David Lawson
	Title:	President

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